                    OPPENHEIMER GOLD & SPECIAL MINERALS FUND
                    Supplement dated January 17, 2003 to the
                        Prospectus dated August 23, 2002

         The supplement dated November 19, 2002 to the Prospectus is withdrawn.

         The Prospectus is changed as follows:

1.   The  following  paragraph  is added on page 4 below  the  paragraph  titled
     "Risks of `Concentrating' in Mining Securities:"

Risks of Non-Diversification. The Fund is "non-diversified" under the Investment
Company Act.  That means that the Fund can invest in the  securities of a single issuer without limit.  This policy gives the Fund more  flexibility to invest in the  obligations  of a  single  issuer  than  if it were a  "diversified"  fund.
However,  the Fund intends to diversify its  investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). Among those requirements, at the end of each quarter,  with respect to 50% of its total assets, the Fund may invest up to 25%
of its  assets in the  securities  of any one  issuer.  To the  extent  the Fund invests a  relatively  high  percentage  of its assets in the  obligations  of a single issuer or a limited number of issuers,  the Fund is subject to additional risk of loss if those  obligations  lose  market  value or the  issuer  of those obligations defaults.

January 17, 2003                                                     PS0410.025

                    OPPENHEIMER GOLD & SPECIAL MINERALS FUND
                    Supplement dated January 17, 2003 to the
                       Statement of Additional Information
                              dated August 23, 2002

The supplement dated January 2, 2003 to the Statement of Additional  Information
is withdrawn.

The Statement of Additional Information is changed as follows:

1.   The following  paragraph is added on page 21 of the Statement of Additional
     Information above the section titled "How the Fund is Managed:"

Non-Diversification of the Fund's Investments. The Fund is "non-diversified," as defined  in  the  Investment  Company  Act.  Funds  that  are  diversified  have restrictions against investing too much of their assets in the securities of any one  "issuer."  That means  that the Fund can  invest  more of its assets in the securities of a single issuer than a fund that is diversified.

     Being  non-diversified  poses additional  investment risks,  because if the
Fund  invests  more of its assets in fewer  issuers,  the value of its shares is subject to greater  fluctuations  from adverse  conditions  affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated  investment  company"
under the Internal Revenue Code. By qualifying,  it does not have to pay federal income taxes if more than 90% of its earnings are  distributed to  shareholders.
To qualify, the Fund must meet a number of conditions.  First, not more than 25%
of the market value of the Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets,  (1) no more  than 5% of the  market  value of its total  assets  may be invested in the  securities  of a single  issuer,  and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

2. In the table titled  "Independent  Trustees,"  on page 26 of the Statement of
Additional Information,  the following language is inserted after the row titled
"Clayton K. Yeutter":

----------------------------- --------------------------------------------------
Joel W. Motley,
Director since 2002

     Director   (January   2002-present),   Columbia   Equity   Financial  Corp.
(privately-held   Age:  50  financial   adviser);   Managing  Director  (January
2002-present), Carmona Motley, Inc. (privately-held financial adviser); Formerly he held the following positions: Managing Director (January 1998-December 2001),
Carmona  Motley  Hoffman  Inc.  (privately-held  financial  adviser);   Managing
Director (January  1992-December 1997), Carmona Motley & Co. (privately-held financial adviser). Oversees 31 portfolios in the OppenheimerFunds complex.
----------------------------- --------------------------------------------------

3. Effective  December 31, 2002, Mr. Leon Levy resigned as a Trustee of the Fund and Mr. Clayton Yeutter was elected as Chairman of the Board,  effective January
1, 2003.  Therefore,  the  Statement  of  Additional  Information  is revised by deleting the  biography  for Mr. Levy on page 25 and by adding the  following to
Mr. Yeutter's biography: "Chairman of the Board of Trustees."

4. In the Trustee  compensation  table on page 29, the title of "Chairman" after
Mr.  Levy's  name is  deleted  and the title of  "Chairman"  is added  after Mr.
Yeutter's  name.  In addition,  the  following  footnote is added  following Mr.
Levy's name and following Mr. Yeutter's name:

              4. Effective January 1, 2003, Clayton Yeutter became
                 Chairman of the Board of Trustees of the Board
                 I Funds upon the retirement of Leon Levy.

January 17, 2003                                                        410PX014